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                                                                      EXHIBIT 10


                                     WAIVER

         This Waiver is executed as of this _____ day of February, 2001, by _____________________, an individual resident of the state of Georgia ("Executive").

         WHEREAS, Executive wishes to waive certain rights he has under that certain Indemnification Agreement dated ____________, 199__, between Executive and Morrison Management Specialists, Inc. (the "Indemnification Agreement");

         NOW, THEREFORE, in exchange for $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Executive hereby irrevocably waives his rights under Sections 13 and 14 of the Indemnification Agreement.

         Executed as of the day and year first above written.


                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------

Agreed and accepted this
____ day of February, 2001:

Morrison Management Specialists, Inc.



By:
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Name:
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Title:
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